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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2005, the Company's subsidiary Allis-Chalmers Tubular Services, Inc., formerly known as Jens' Oil Field Service, Inc. acquired from Patterson Services, Inc., a subsidiary of RPC, Inc. ("RPC") certain casing and tubing assets, for $15,683,116 in cash. The assets acquired consist of hammers, casing, casing torque turn equipment, trucks, elevators, drive pipe and laydown equipment used in the oil service industry.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Company through it's wholly owned subsidiary Allis-Chalmers Tubular Services, Inc., formerly known as Jens' Oil Field Service, Inc., acquired the casing and tubing assets of RPC. (Please see Item 1.01 above). The Company paid RPC $15,683,116 in cash for approximately 10,000 pieces of equipment consisting of casing and tubing equipment, hammers, casing torque turn, elevators, laydown machines, trucks, drive pipe and certain inventory and disposable items used in the oil service industry for casing and tubing operations. The assets acquired are only used in casing and tubing operations in the oil service industry.

The Company believes that the acquisition of the assets does not constitute a business in accordance with SEC regulations. The Company did not acquire any books, records, accounts receivable or assume any liabilities of RPC. The Company also did not acquire any customer lists or customer contracts. The Company currently markets its casing and tubing services to many of the same customers as RPC did for its casing and tubing services. The equipment acquired is 5-15 years old and will be depreciated by the Company over 3-15 years. The Company intends to utilize the equipment acquired to expand its casing and tubing operations into Louisiana, the offshore Gulf of Mexico and east Texas and increase its equipment capability by deploying assets in existing locations in south Texas and Mexico. Currently the Company operates in south Texas and Mexico. The Company will integrate the assets and employees into the Company's current operations and expand geographically. Based on the foregoing, the Company believes that the assets do not constitute a "business" in accordance with SEC regulations. Accordingly, the Company will not provide historical or proforma financial information on the acquired assets.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number      Description
--------------      -----------
10.44               Asset Purchase Agreement dated September 1, 2005




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.

                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: SEPTEMBER 6, 2005